The  following is a supplement to your Allstate Advisor Variable Annuities
        (Advisor, Advisor Plus, Advisor Preferred) prospectus. Please review and retain this supplement with your current prospectus. If you have any questions, call 1-866-718-9824.
                   Allstate Life Insurance Company of New York
                  Allstate Life of New York Separate Account A

                       Supplement, dated January 14, 2005
                                     to the
                      Prospectus dated May 1, 2004 for the
  Allstate Advisor Variable Annuities (Advisor, Advisor Plus, Advisor Preferred) as supplemented January 1, 2005, October 1, 2004 and

                                  June 9, 2004


The purpose of this supplement is to correct errors in the above-referenced prospectus for the Allstate Advisor, Allstate Advisor Plus and Allstate Advisor Preferred variable annuity contracts (the "Contracts"), offered by Allstate Life Insurance Company of New York. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.

Page 6: Replace the 3rd to last bulletpoint under the subheading "All Contracts" under the heading "Expenses" with the following:

o If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts ("CSP") you would pay an additional annual fee ("Rider Fee") of 0.10%** (up to 0.15% for Options added in the future) of the Contract Value ("Contract Value") on each Contract Anniversary. These Options are only available for certain types of IRA Contracts, which are Contracts issued with an Individual Retirement Annuity or Account ("IRA") under Section 408 of the Internal Revenue Code. The CSP is only available for certain Custodial Individual Retirement Accounts established under
     Section 408 of the Internal Revenue Code. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

**No Rider Fee was charged for these Options for Contract Owners who added these Options prior to January 1, 2005. See page 12 for details.

Page 6: Replace the last bulletpoint under the subheading "All Contracts" under the heading "Expenses" with the following:


         State premium tax (New York currently does not impose one).


Page 11: Delete the 2nd line reference to the Spousal Protection Benefit (Co-Annuitant) Option mortality and expense risk charge under the 2nd paragraph under the heading "Variable Account Annual Expenses".


Page 17: Replace the 5th paragraph under the subheading "Contract Owner" with the following:

If you select the MAV Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90.

Page 17: Replace the second paragraph with the following under the subheading "Annuitant":
If you select the MAV Death Benefit Option, the maximum age of any Annuitant on the Rider Application date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application date is age 90.